Exhibit 99.1

Matlin & Partners Acquisition Corporation Announces November 1, 2018 as Date for Special Meeting of Stockholders to Approve Initial Business Combination with U.S. Well Services, LLC

NEW CANAAN, CT– October 4, 2018 – Matlin & Partners Acquisition Corporation (NASDAQ: MPAC, MPACU, MPACW) (“MPAC”) today announced that it will hold a special meeting in lieu of the 2018 annual meeting (the “special meeting”) of stockholders of MPAC on Thursday, November 1, 2018 with respect to its proposed business combination (the “business combination”) with U.S. Well Services, LLC (“USWS”). The special meeting will be held at 9:00 a.m., local time, at Matlin & Partners Acquisition Sponsor LLC, 520 Madison Avenue, 35th Floor, New York, New York 10022. MPAC has set October 5, 2018 as the record date for the special meeting (the “Record Date”).

As previously announced, MPAC entered into a merger and contribution agreement (the “Merger and Contribution Agreement”), dated July 13, 2018, with USWS Holdings, LLC, the parent entity to USWS, whereby USWS will combine with MPAC to become a publicly listed company. Upon the completion of the business combination, which is expected to close in the fourth quarter of 2018, MPAC will be renamed U.S. Well Services, Inc. and is expected to trade on the Nasdaq Capital Market. For more information, please visit http://uswellservices.com/2018/07/business-combination-announcement/. The description of the business combination and related transactions contained herein is only a summary and is qualified in its entirety by reference to the related Merger and Contribution Agreement and other related agreements.

If the business combination is approved by MPAC stockholders, MPAC anticipates closing the business combination shortly after the special meeting, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

About USWS

 U.S. Well Services, LLC provides high-pressure, hydraulic fracturing services in unconventional oil and natural gas basins. Both of its conventional (diesel) and Clean Fleet® (electric) hydraulic fracturing fleets are among the most reliable and highest performing fleets in the industry, with the capability to meet the most demanding pressure and pump rate requirements in the industry.

USWS operates in many of the active shale and unconventional oil and natural gas basins of the United States and its clients benefit from the performance and reliability of USWS’ equipment and personnel. Specifically, all of USWS’ fleets operate on a 24-hour basis and have the ability to withstand the high utilization rates that result in more efficient operations.

USWS’ senior management team has extensive industry experience providing pressure pumping services to exploration and production companies across North America.

About MPAC

Matlin & Partners Acquisition Corporation is a special purpose acquisition company incorporated in March 2016 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

MPAC’s strategy is to identify and acquire a business that is misvalued in an industry impacted by market dislocation or regulatory uncertainty, and whose market value and operating results can be positively affected by its management team.

Additional Information About The Business Combination And Where To Find It

MPAC has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and intends to file definitive proxy statements in connection with the proposed business combination and other matters and will mail a definitive proxy statement and other relevant documents to its stockholders as of the Record Date. MPAC's stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with MPAC's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about MPAC, USWS and the proposed business combination. MPAC’s stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by MPAC, without charge, at the SEC's website located at www.sec.gov or by directing a request to Matlin & Partners Acquisition Corporation, 520 Madison Avenue, 35th Floor, New York, New York Attention: General Counsel, or by telephone at (212) 651-9525.

Participants in the Solicitation

MPAC and its directors and executive officers, USWS and its directors and executive officers, and other persons may be deemed to be participants in the solicitations of proxies from MPAC's stockholders in respect of the proposed business combination. Information regarding MPAC's and USWS’ directors’ and executive officers’ participation in the proxy solicitation and a description of their direct and indirect interests will be contained in the definitive proxy statement related to the proposed business combination when it becomes available, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This news release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements with respect to the completion of the transactions contemplated by the Merger and Contribution Agreement. Accordingly, forward-looking statements should not be relied upon as representing MPAC's or USWS’ views as of any subsequent date, and neither MPAC nor USWS undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger and Contribution Agreement; (2) the outcome of any legal proceedings that may be instituted against USWS or MPAC following announcement of the proposed business combination and related transactions; (3) the inability to complete the transactions contemplated by the Merger and Contribution Agreement due to the failure to obtain approval of the stockholders of MPAC or satisfy other conditions to the closing of the proposed business combination; (4) the ability to obtain or maintain the listing of MPAC's common stock on the Nasdaq Capital Market following the proposed business combination; (5) changes in applicable laws or regulations; (6) the possibility that USWS or MPAC may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated from time to time in the proxy statement to be filed by MPAC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in MPAC's prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This news release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No portion of USWS’ website is incorporated by reference into or otherwise deemed to be a part of this news release.

Contacts

Meaghan Repko / Aaron Palash / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449